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                                                                    EXHIBIT 23.1


INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in Post-Effective Amendment No. 1 to Registration Statement No. 333-42004, Post-Effective Amendment No. 1 to Registration Statement No. 33-67102, Registration Statement No. 333-16249, Registration Statement No. 333-37445 and Registration Statement No. 333-82343 of Herbalife International, Inc. all on Form S-8 of our report dated February 19, 2002, appearing in the Annual Report on Form 10-K of Herbalife International, Inc. for the year ended December 31, 2001.


March 26, 2002